WORLD OMNI 1996-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
July 31, 1996
                                                                   Aggregate
                                                              Net Investment
Aggregate Net Investment Value                                         Value            99.8%
Original                                              890,001,916.00           888,221,912.00
7/1/96                                                890,001,916.00           888,221,912.00

Principal collections & reimbursement loss amount      14,172,504.88            14,144,159.87
7/31/96                                               875,829,411.12           874,077,752.13

Certificate Balance @ 7/31/96                         890,001,916.00           888,221,912.00

                                                        Class A-1
                                                       Allocation              Certificate
Aggregate Net Investment Value                         Percentage                  Balance

Original                                                       71.41133%       621,605,269
7/1/96                                                         71.41133%       621,605,269

Principal collections & reimbursement loss amount                               13,735,652
7/31/96                                                                        607,869,617

Certificate Balance @ 7/31/96                                  71.41133%       621,605,269

                                                        Class A-2
                                                       Allocation              Certificate
Aggregate Net Investment Value                         Percentage                  Balance

Original                                                       22.97642%       200,000,000
7/1/96                                                         22.97642%       200,000,000

Principal collections & reimbursement loss amount                                   81,355
7/31/96                                                                        199,918,645

Certificate Balance @ 7/31/96                                  22.97642%       200,000,000

                                                          Class B
                                                       Allocation              Certificate
Aggregate Net Investment Value                         Percentage                  Balance

Original                                                        5.61224%        48,852,205
7/1/96                                                          5.61224%        48,852,205

Principal collections & reimbursement loss amount                                   19,872
7/31/96                                                                         48,832,333

Certificate Balance @ 7/31/96                                   5.61224%        48,852,205



Aggregate Net Investment Value                    Seller Interest                  Balance

Original                                                        2.00000%        17,764,438
7/1/96

Principal collections & reimbursement loss amount               2.00000%           275,159
7/31/96                                                         2.00000%        17,489,279

Certificate Balance @ 7/31/96                                   2.00000%        17,764,438


Distributable Amounts                                       Total

Interest Distributable Amount                           4,798,203.20
Principal Distributable Amount (1)                     13,757,958.73
Reimbursed Charged-off Amount (1)                         361,305.52
Reimbursed Residual Value Loss Amount                      24,895.62
Reimbursed Additional Loss Amount                               0.00

Total                                                  18,942,363.07

Distributable Amounts                                   Class A-1                        %

Interest Distributable Amount                           3,263,427.66
Principal Distributable Amount (1)                     13,482,799.56                    98.00000%
Reimbursed Charged-off Amount (1)                         252,852.82                    69.98310%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                  16,999,080.04

Distributable Amounts                                   Class A-2                        %

Interest Distributable Amount                           1,091,666.67
Principal Distributable Amount (1)                              0.00                     0.00000%
Reimbursed Charged-off Amount (1)                          81,354.79                    22.51690%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                   1,173,021.46

Distributable Amounts                                     Class B                        %

Interest Distributable Amount                             284,971.20
Principal Distributable Amount (1)                              0.00                     0.00000%
Reimbursed Charged-off Amount (1)                          19,871.80                     5.50000%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                     304,843.00

Distributable Amounts                             Seller Interest                        %

Interest Distributable Amount                             158,137.67
Principal Distributable Amount (1)                        275,159.17                     2.00000%
Reimbursed Charged-off Amount (1)                               0.00                     0.00000%
Reimbursed Residual Value Loss Amount                           0.00                     0.00000%
Reimbursed Additional Loss Amount                               0.00                     0.00000%

Total                                                     433,296.84
(1)  These amounts will not be distributed during the Revolving period.  They will be reinvested in additional contracts.

Certificate Factors                                    Series A-1               Series A-2         Class B

                                     7/1/96                   100.0000000%             100.0000000%       100.0000000%
                                     7/31/96                  100.0000000%             100.0000000%       100.0000000%

Pool Data                                                       7/1/96                   $

Number of Loans                                            43,947
Prepayments                                                   203                4,171,680.48
Scheduled Terminations                                          2                   27,691.27
Charge-Offs                                                    63                1,371,256.86
Weighted Ave APR                                                8.77%


Pool Data                                                       7/31/96                  $

Number of Loans                                            44,301
Prepayments                                                   223                4,438,742.19
Scheduled Terminations                                         12                  179,295.49
Charge-Offs                                                    76                1,571,629.58
Weighted Ave APR                                                8.77%


Account Balances                                        Pay Ahead                  Advance         Reserve Fund

Balance as of  07/01/96                                 1,121,700.42               293,098.40      31,087,767.00
Balance as of  07/31/96                                 1,942,276.08               202,385.07      31,087,767.00
Change                                                    820,575.66               (90,713.33)              0.00
Required Amount (withdrawl from reserve)                                                                    0.00
Reserve Fund Requirement                                                                           31,087,767.00
Reserve Fund Supplement Requirement                                                                         0.00

Residual Value Surplus Account

Beginning Balance 07/01/96                                      0.00
Deposits                                                        0.00
Withdrawls                                                      0.00
Ending Balance 07/31/96                                         0.00




Distribution per $1,000                                                              Total

Total Distribution Amount                                                                5.40203200

Interest Distribution Amount                                                             5.40203200
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000

Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                         -----

Distribution per $1,000                                                          Class A-1

Total Distribution Amount                                                                5.25000000

Interest Distribution Amount                                                             5.25000000
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000


Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                         -----

Distribution per $1,000                                                          Class A-2

Total Distribution Amount                                                                5.45833335

Interest Distribution Amount                                                             5.45833335
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000

Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                         -----


Distribution per $1,000                                                            Class B

Total Distribution Amount                                                                5.83333342

Interest Distribution Amount                                                             5.83333342
Carryover Shortfall                                                                      0.00000000
Prior Carryover Shortfall                                                                0.00000000

Total Carryover Shortfall                                                                0.00000000


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                             0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                0.00000000
Unpaid Principal Loss Interest Amount                                                    0.00000000

Seller Principal not paid to Seller                                                  -----
Seller Interest not paid to Seller                                                   -----

Unpaid Class B Principal Carryover Shortfall                                             0.00000000


Distribution per $1,000                                                    Seller Interest

Total Distribution Amount                                                                8.90192336

Interest Distribution Amount                                                             8.90192336
Carryover Shortfall                                                                  -----
Prior Carryover Shortfall                                                            -----

Total Carryover Shortfall                                                            -----


Principal Distribution Amount                                                            0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                         0.00000000
Aggregate Unreimbursed Principal Loss Amount                                         -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                            -----
Unpaid Principal Loss Interest Amount                                                -----

Seller Principal not paid to Seller                                                      0.00000000
Seller Interest not paid to Seller                                                       0.00000000

Unpaid Class B Principal Carryover Shortfall                                         -----



Servicing Fee                                                                        Total

Amount of Servicing Fee Paid                                                       740,184.93
Total Unpaid                                                                             0.00



Servicing Fee                                                                      Class A

Amount of Servicing Fee Paid                                                       684,671.06
Total Unpaid                                                                             0.00




Servicing Fee                                                                      Class B

Amount of Servicing Fee Paid                                                        40,710.17
Total Unpaid                                                                             0.00



Servicing Fee                                                              Seller Interest

Amount of Servicing Fee Paid                                                        14,803.70
Total Unpaid                                                                             0.00





Origination Trustee Expenses Paid (1)

UTI                                                                                      0.00
SUBI                                                                                     0.00
                                                                                         0.00


Securitization Trustee Expenses Paid  (1)                                                0.00

Additional Loss Amounts (2)                                                              0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:








                                                        Number of                Number of
                                                          Matured                Scheduled           Maturity
                                                           Leases               Maturities              Ratio
MATURITY RATIO



July                                                           13                       24                N/A




(Maturity Ratio Test will be satisfied if the ratio is 50% or less.  This test does not apply unless at least 25 contracts were scheduled to mature.)




CHARGE-OFF RATE                                               May                     June               July





Outstanding                                             1,364,780.95             1,371,256.86       1,571,629.58
Balance

Net
Liquidation                                               938,993.80               972,317.79       1,214,782.73
Proceeds

Average
Aggregate
Net Investment                                        890,001,916.00           890,001,916.00     890,001,916.00
Value

Annualized
Average
Charge-Off                                                      0.57%                    0.54%              0.48%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                           0.53%



DELINQUENCY RATE
                                                                #                                           $

Past Due 31-60 days                                           475                                   9,347,803
Past Due 61-90 days                                            45                                     944,370
Past Due 91 + days                                             15                                     313,828

 Total                                                        535                                  10,606,001

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                       Delinquent                  Current        Delinquency
                                                        Contracts                Contracts               Rate
                                                            (> 60 days)


May                                                            42                   43,596                  0.10%
June                                                           37                   43,947                  0.08%
July                                                           60                   44,301                  0.14%

                                                                                                            0.11%


REALIZATION RATIO
                                                              May                     June               July

Sale
Proceeds                                                        0                   23,786.50         154,049.81

Residual Value
of Sold
Matured Leases                                                  0                   27,286.71         179,295.51

Realization
Ratio                                                           0.00%                   87.17%             85.92%



(Realization Test will be satisfied if the Maturity Ratio is 25% or less
or the Realization Ratio is 75% or more)                                                                   86.55%